UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
NAVARRE CORPORATION
(Exact name of Registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22982 (Commission File Number)	41-1704319 (I.R.S. Employer Identification No.)
7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)
Registrant’s telephone number, including area code: (763) 535-8333
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amended and Restated Bylaws
Amendment to Amended and Restated Employment Agreement
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On January 25, 2007, the Board of Directors of Navarre Corporation (the “Company”) appointed Cary L. Deacon, President and Chief Executive Officer as a director of the Company contingent upon Mr. Deacon entering into an amendment to his employment agreement which has been completed and is described below. Mr. Deacon, who is not an independent director, has been appointed to fill a vacant Board seat due to an increase in the size of the Board of Directors to ten directors, and will serve as a director until the Company’s next annual shareholders’ meeting. A copy of the press release announcing the appointment of Mr. Deacon is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(e) On January 29, 2007, the Company entered into an amendment to Mr. Deacon’s Amended and Restated Employment Agreement dated December 28, 2006. This amendment provides that, if requested to do so by the Board of Directors, Mr. Deacon will tender his resignation as a director concurrent with the termination of his employment with the Company for any reason. Except as to those items described herein, the terms and conditions of Mr. Deacon’s employment agreement remain unchanged.
The foregoing summary of the amendment to Mr. Deacon’s employment agreement is qualified in its entirety by the terms of the amendment, a copy of which is attached hereto as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On January 25, 2007, the Company’s Board of Directors amended the Company’s Bylaws in order to (i) allow for non-certificated (i.e. book entry) shares as required by current Nasdaq listing rules; (ii) provide for an advance notice provision for the nomination of directors (by other than the Board of Directors or a committee thereof) as contemplated by Article VII of the Company’s Restated Articles of Incorporation; and (iii) modify the amendment section of the Bylaws to be consistent with Article VII of the Company’s Restated Articles of Incorporation which provides that the Board of Directors may decrease as well as increase the size of the Board of Directors within a range of seven to eleven directors.
The foregoing summary of the amendments to the Company’s Bylaws is qualified in its entirety by the terms of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits
     (d)       Exhibits:

3.1	Navarre Corporation Amended and Restated Bylaws as of January 25, 2007.
10.1	Amendment, dated January 29, 2007, to Amended and Restated Employment Agreement, dated December 28, 2006, by and between Navarre Corporation and Cary L. Deacon
99.1	Press Release, dated January 29, 2007, issued by Navarre Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: January 30, 2007	By:	/s/ J. Reid Porter
		Name:	J. Reid Porter
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Navarre Corporation Amended and Restated Bylaws as of January 25, 2007.
10.1	Amendment, dated January 29, 2007, to Amended and Restated Employment Agreement, dated December 28, 2006, by and between Navarre Corporation and Cary L. Deacon
99.1	Press Release, dated January 29, 2007, issued by Navarre Corporation.